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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 13, 2000 included in ValueVision International Inc.'s Form 10-K for the year ended January 31, 2000 and to all references to our Firm included in this registration statement.


                                              ARTHUR ANDERSEN LLP
Minneapolis, Minnesota,
   September 25, 2000